UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     November 20, 2007 (November 15, 2007)
Date of Report (Date of earliest event reported)
___________________________

PITNEY BOWES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-3579	06-0495050

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or
organization)

World Headquarters
1 Elmcroft Road Stamford,
Connecticut 06926-0700
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 356-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.06 MATERIAL IMPAIRMENTS

The following information is furnished pursuant to Item 2.06 “Material Impairments”.

On November 15, 2007, the Company announced it is initiating a global program to transition some of its product lines. In connection with this transition, the Company expects to record non-cash impairment charges, primarily associated with the write-off of inventory and lease residuals of older mailing equipment that the Company will stop selling as it transitions to the new generation of fully digital, networked, and remotely downloadable equipment. When the Company determines the range of these impairment charges, the appropriate disclosure will be made to provide this information.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PITNEY BOWES

November 20, 2007	By: /s/ S. J. Green
S.J. Green
Vice President, Finance
(Principal Accounting Officer)